UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2021

COUNTY BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-36808	39-1850431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 South 44th Street, Manitowoc, WI		54221
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (920) 686-9998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	ICBK	Nasdaq Global Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, County Bancorp, Inc. (“County”) and Nicolet Bankshares, Inc. (“Nicolet”)  entered into an Agreement and Plan of Merger dated June 22, 2021 (the “Merger Agreement”), pursuant to which County will merge with and into Nicolet (the “Merger”).  Immediately following the Merger, Investors Community Bank, the wholly owned bank subsidiary of County, will merge with and into Nicolet’s wholly owned bank subsidiary, Nicolet National Bank (the “Bank Merger”), with Nicolet National Bank as the surviving entity in the Bank Merger.

As of September 7, 2021, Nicolet had received all regulatory approvals for the Merger and the Bank Merger.  Completion of the Merger remains subject to approval by shareholders of both Nicolet and County, as well as other customary closing conditions. Assuming shareholder approval is received and other closing conditions are satisfied, County and Nicolet expect to complete the Merger on December 3, 2021.

Important Information for Investors

This communication relates to the proposed merger transaction involving Nicolet and County. In connection with the proposed merger, Nicolet and County have filed a joint proxy statement-prospectus on Form S-4 and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”).

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE
JOINT PROXY STATEMENT-PROSPECTUS, ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT-PROSPECTUS, AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NICOLET, COUNTY, AND THE PROPOSED MERGER.

The joint proxy statement-prospectus was mailed to shareholders of Nicolet and County on or about August 30, 2021. Investors may obtain copies of the joint proxy statement-prospectus and other relevant documents (as they become available) free of charge at the SEC’s website (www.sec.gov). Copies of the documents filed with the SEC by Nicolet are available free of charge on Nicolet’s website at www.nicoletbank.com. Copies of the documents filed with the SEC by County are available free of charge on County’s website at Investors.ICBK.com/documents.

Nicolet, County and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Nicolet and the shareholders of County in connection with the proposed merger. Information about the directors and executive officers of Nicolet and County is included in the joint proxy statement-prospectus for the proposed transaction filed with the SEC. Information about the directors and executive officers of Nicolet is also included in the proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 2, 2021. Information about the directors and executive officers of County is also included in the proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 5, 2021. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction is included in the joint proxy statement-prospectus and the other relevant documents filed with the SEC.  Free copies of this document may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.  The communication is not a substitute for the joint proxy statement-prospectus that Nicolet and County have filed with the SEC.

Forward-Looking Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this communication, which are not statements of historical fact, constitute forward-looking statements within the meaning of the federal securities law. Such statements include, but are not limited to, statements about County’s and Nicolet’s  expectations regarding the closing of the Merger and the Bank Merger, all of which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Nicolet and County with the SEC, risks and uncertainties, including but not limited to risks and uncertainties for Nicolet, County, and the combined company with respect to the proposed merger, that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to: (1) the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; (2) the risk that integration of County’s operations with those of Nicolet will be materially delayed or will be more costly or difficult than expected; (3) the parties’ inability to meet expectations regarding the timing of the proposed merger; (4) changes to tax legislation and their potential effects on the accounting for the merger; (5) the inability to complete the proposed merger due to the failure of Nicolet’s or County’s shareholders to approve and adopt the merger agreement between Nicolet and County; (6) the failure to satisfy other conditions to completion of the proposed merger, including receipt of any additional required approvals; (7) the failure of the proposed merger to close for any other reason; (8) diversion of management’s attention from ongoing business operations and opportunities due to the proposed merger; (9) the challenges of integrating and retaining key employees of County and / or Nicolet after the merger; (10) the effect of the announcement of the proposed merger on Nicolet’s, County’s, and / or the combined company’s respective customer and employee relationships and operating results; (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (12) dilution caused by Nicolet’s issuance of additional shares of Nicolet common stock in connection with the proposed merger; (13) the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations and financial condition of Nicolet, County, and the combined company; (14) changes in consumer demand for financial services; and (15) general competitive, economic, political and market conditions and fluctuations. Please refer to each of Nicolet’s and County’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

All forward-looking statements included in this communication are made as of the date hereof and are based on information available to management at that time. Except as required by law, County does not assume any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTY BANCORP, INC.

Date: September 10, 2021	By:	/s/ Mark A. Miller
Mark A. Miller
Secretary